(Graphic)
Invests primarily in Australian and Asian debt securities.

(Icon) Aberdeen Asia-Pacific Income Fund, Inc.

Annual Report
October 31, 2001

Letter to Shareholders

                                                December 21, 2001

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the "Fund") for the year ended October 31, 2001. Included in this report is a review of the Australian and selected Asian economies and investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, Aberdeen Asset Managers (C.I.) Limited.

Net Asset Value Performance

The Fund's net asset value ("NAV") return was 10.9% for the twelve months ended October 31, 2001, and 7.5% per annum since inception, assuming reinvestment of distributions. In Australian dollar terms, the NAV return was 10.2% over the year ended October 31, 2001. The Australian dollar has fluctuated over the year against the US dollar, trading as high as $0.57 early in 2001, and as low as $0.48, closing the year at $0.50.

Share Price Performance

The Fund's share price rose 4.1% over the year, from $3.86 on October 31, 2000 to $4.02 on October 31, 2001. The Fund's NAV per share was $4.65 on October 31, 2001, representing a discount to the share price of 13.5%, compared with a discount of 19.2% on October 31, 2000.

Asia: 30.8% of total assets invested in Asian debt securities

As of October 31, 2001, the Fund held 30.8% of its total assets in Asian debt securities. Of the Fund's total assets, 18.3% are held in Asian Yankee bonds, bringing the Fund's total US dollar exposure to 23.7%.

Credit Quality: 74.8% of total assets rated or deemed equivalent to A or better

The Fund's total investments have maintained a high credit quality. As of October 31, 2001, 74.8% of the portfolio was invested in securities where either the issue or the issuer was rated A or better, or judged by the Investment Manager to be of equivalent quality.

Distributions

Distributions to common shareholders for the year ended October 31, 2001 totaled 54.0 cents per share. Based on the share price of $4.02 on October 31, 2001, the cash distribution rate over the last 12 months was 13.4%. Since all distributions are

2 Aberdeen Asia-Pacific Income Fund, Inc.


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Letter to Shareholders (continued)

paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those US investors who are able to claim a tax credit.

On December 11, 2001, the Board of Directors declared a monthly distribution of 4.5 cents per share payable on January 11, 2002 to all shareholders of record as of December 31, 2001 (ex-dividend date of December 27, 2001). The Fund also announced that the Board intends to reduce the monthly distribution from
4.5 cents per share to 3.5 cents per share, beginning with the distribution payable on February 8, 2002 to all shareholders of record as of January 31, 2002 (ex-dividend date January 29, 2002).

The Board's policy is to provide investors with a stable monthly distribution from net investment income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. It is the Board's intention that the monthly distribution of 3.5 cents per share be maintained for 12 months, subject to regular review at the Board's quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in March 2002.

Buy-Back program

On March 19, 2001, the Fund announced the approval of a share buy-back program. Purchases of shares under this program commenced on June 6, 2001, and as of the date of this report, 1,107,300 shares have been repurchased and cancelled.

For information about the Fund, including weekly updates of share price, NAV, and details of distributions, please contact Aberdeen Asset Management, Investor Relations, by:
<BUL> calling toll free on 1-800-522-5465 in the United States,
<BUL> emailing to InvestorRelations@aberdeen-asset.com, or
<BUL> visiting the website at www.aberdeen-asset.com/usa.
For information about the Aberdeen Group, visit the Aberdeen Website at www.aberdeen-asset.com.

Sincerely,

Martin Gilbert
Chairman

All amounts are U.S. dollars unless otherwise stated.

                                    Aberdeen Asia-Pacific Income Fund, Inc.  3


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Your Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders.

This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2001, were comprised of 41% net investment income and 59% return of paid-in capital.

In January 2002, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.

4 Aberdeen Asia-Pacific Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan ("the Plan") which allows you to automatically re-invest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxed to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement, the Plan Agent will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month, unless shares of the Fund are trading at a premium, in which case, the Fund will issue additional shares.

As a Participant in the Plan, you will have the convenience of:

Automatic reinvestment - the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs - shares purchased on your behalf under the Plan will be at reduced brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience - the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200 or call toll free on 1-800-451-6788.

                                  Aberdeen Asia-Pacific Income Fund, Inc.  5

Report of the Investment Manager

Share Price Performance

On October 31, 2001, the Fund's share price was $4.02, which represented a discount of 13.5% to the NAV of $4.65. At the date of this report, the share price was $3.87 representing a discount of 15.1% to the NAV of $4.56.

Distributions

As noted in the Letter to Shareholders, the Board intends to reduce the Fund's monthly distribution from 4.5 cents per share to 3.5 cents per share beginning with the distribution payable on February 8, 2002, to shareholders of record as of January 11, 2002. The Investment Manager continues its efforts to reallocate the portfolio toward higher yielding Asian fixed income securities. Further, with the expectation for an improving global economy in mid to late 2002, the Investment Manager anticipates improvement in the value of non-U.S. Dollar currencies. Together, these factors may enhance the Fund's net investment income and ability to realize capital gains. There can, however, be no assurance that the Investment Manager's expectations will be met.

Auction Market Preferred Stock (AMPS)

The Fund's $600 million of AMPS continued to be well bid at the weekly auctions, and had a positive impact for common shareholders, largely as a result of capital gains as bond yields have fallen. In addition, US monetary policy was eased aggressively and global yield curves steepened, opening up a positive yield differential between AMPS funding rates and investment yields. Overall, the outlook over the medium-term for investment markets and the portfolio in respect of these factors is considered by the Investment Manager to be favorable, and therefore AMPS are seen as having the potential to continue to enhance total shareholder returns in the medium term.

The average dividend rate paid was 3.31% over the quarter ended October 31, 2001, compared with an interest rate of 3.02% for 30-day US commercial paper over the same period. These rates have decreased since the quarter ended July 31, 2001, due to the lowering of interest rates by the U.S. Federal Reserve over the period. The rates paid to preferred shareholders have decreased further since October 31, 2001 to a current level of approximately 2.35%.

On September 3, 2001 the Board of Directors resolved to amend the Fund's policies with respect to derivatives to enable the Investment Manager to use interest rate swaps to hedge up to one third of the Fund's AMPS liabilities. This gives the Investment Manager the flexibility to lock in historically low US dollar interest rates with respect to up to one third of the Fund's AMPS.

A significant type of risk associated with interest rate swaps is the risk that the counterparty may default or experience bankruptcy, in which case the Fund would

6  Aberdeen Asia-Pacific Income Fund, Inc.

bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund's interest rate risk with respect to the AMPS.

The implementation of this strategy will be at the discretion of the Investment Manager.

PORTFOLIO COMPOSITION

Quality of Investments
As of October 31, 2001, 74.8% of the Fund's assets were invested in securities where either the issue or the issuer was rated A or better by Standard & Poor's Corporation, or Moody's Investors Service, Inc. or, if unrated, were judged to be of equivalent quality by the Investment Manager. The following table shows the ratings of securities [or the equivalent as determined by the Investment Manager] held by the Fund as of October 31, 2001, compared with the previous quarter and the previous twelve months:

                    AAA/Aaa   AA/Aa     A     BBB/Baa  BB/Ba*    B*
Date                  %        %        %        %       %       %
October 31, 2001     51.0     21.2     2.6     19.3     3.5     2.4
July 31, 2001        48.5     21.2     4.5     19.6     4.0     2.2
October 31, 2000     51.3     17.3     7.6     17.6     3.3     2.9

* Below investment grade

Geographic Composition

The table below shows the geographical composition (i.e. with Yankees reallocated into country of issuance) of the Fund's total investments as of October 31, 2001 compared with the previous quarter and previous twelve months:

                                       Asia
                    Australia     (including NZ)     United States
Date                     %     %     %
October 31, 2001      63.5              31.1              5.4
July 31, 2001         64.3              34.9              0.8
October 31, 2000      67.3              30.7              2.0

Currency Composition

The table below shows the currency composition of the Fund's total investments as of October 31, 2001, compared with the previous quarter and the previous twelve months:

                   Australian  Asian Currencies
                     Dollar     (including NZ)     US Dollar*
Date                   %              %                %
October 31, 2001     63.5           12.8             23.7
July 31, 2001        64.3           16.1             19.6
October 31, 2000     67.3           14.9             17.8

* Includes Asian Yankee Bonds: 18.3% on October 31, 2001, 18.8% on July 31, 2001, and 15.8% on October 31, 2000.

                                 Aberdeen Asia-Pacific Income Fund, Inc.  7

Interest Rate Exposure

The table below shows the country composition of the Fund's total investments as of October 31, 2001, according to interest rate risk compared with the previous quarter and the previous twelve months:
                                       Asia
                     Australia     (including NZ)     United States
Date                    %                %                 %
October 31, 2001       63.5             12.8              23.7
July 31, 2001          64.3             16.1              19.6
October 31, 2000       67.3             14.9              17.8

Maturity Composition

On October 31, 2001, the duration of the portfolio was 3.6 years, compared with 3.7 years on October 31, 2000. The average maturity of the portfolio was
5.7 years, compared with 6.1 years on October 31, 2000. The following table shows the maturity composition of the Fund's portfolio as of October 31, 2001 compared with the previous quarter and the previous twelve months:

                  Under 3 Years  3 to 5 Years  5 to 10 Years   10 Years & Over
Date                   %              %               %                %
October 31, 2001      36.6           17.6            39.0              6.8
July 31, 2001         40.1           14.6            37.7              7.6
October 31, 2000      39.4           14.5            34.8             11.3

Sectoral Composition

The following shows the sectoral composition of the portfolio as of October 31, 2001:

                              Domestic Currency Bonds       US Dollar Bonds

                                                                      United
                                               Asia                   States
                                            (including                (Cash/
                             Australia     New Zealand)    Yankees    Bonds)
                                 %              %             %         %
Government*                     15.3            8.8           3.7       0.0
Semi Government**               23.9            0.6           2.9       0.0
Government Bank                  0.0            2.7           2.1       0.0
Utility                          2.3            0.2           0.4       0.0
Supernational                    4.5            0.0           0.0       0.0
Bank/Finance Company***         16.0            0.0           3.2       5.4
Corporate                        1.5            0.5           6.0       0.0

*   Includes government guaranteed debt.
**  Includes State Government Guaranteed Banks.
*** Includes cash held by the Fund's custodian and repurchase agreements.

8 Aberdeen Asia-Pacific Income Fund, Inc.

Market Review and Outlook

AUSTRALIA
Economy

During 2001, the Australian economy has undergone a sectoral rotation, with domestic interest rate sensitive sectors showing clear signs of improvement, while the pace of export growth has decreased as a result of a weaker global economy.

The terrorist action against the US on September 11 is likely to deepen and extend the current global economic downturn, initially expected to bottom later this year, into 2002. Global policy response to the current crisis on US and global economic activity has been swift, however, with many global central banks following the lead of the US Federal Reserve by providing the necessary liquidity injection to help stimulate a recovery in economic performance.

The Reserve Bank of Australia (the "RBA") cut interest rates by 25 basis points in early September directly following the attacks, and by a further 25 basis points in October. This has brought the RBA's cumulative easing to a total of 1.75% since early February. The RBA's current official view on domestic growth is that Australia's growth will most likely be quite solid in the near term, outperforming its global counterparts. This assessment clearly indicates that further easing of monetary policy will be determined by developments in the global economic climate and its implications for Australia.

Persistent currency weakness and what appears to be some gradual unwinding of margin compression have boosted tradeable inflation in recent quarters. The RBA expects this to continue in the near term, although developments in the global economy, well contained wage growth, and spare capacity locally have increased the RBA's comfort on the longer term inflation outlook. The first reading of inflation, excluding the impact of the Goods & Services Tax, shows an annual rate within the RBA's 2-3% target band.

The Australian labor market has experienced continued weakness throughout 2001, which will likely persist to the end of 2001. This suggests a further rise in the unemployment rate and a moderation in wage pressures through the current year. The recovery in Australia's housing sector is already flowing through to the labor market, however, with construction vacancies rising by approximately 60% in the September quarter.

                                   Aberdeen Asia-Pacific Income Fund, Inc.  9

Fixed Income

The benchmark 10-year bond yield fell from 6.19% to 5.23% over the year ended October 31, 2001. Bank bill yields fell over the year, closing at 4.29%.

Currency

The significant depreciation of the Australian dollar has been the most effective economic response to the new threat to global growth. A weaker Australian dollar directly benefits the export and tourism sectors, those sectors likely to be affected by a softer external environment.

The widening of the differential between Australian and US interest rates has continued through 2001, reaching levels not seen since the mid 1990's. The Investment Manager expects that this should be a key source of support to the Australian currency in the near term, as will the likelihood of stronger growth momentum in the domestic economy relative to the US.

The Australian dollar has fluctuated over the year, trading as high as $0.57 early in 2001, and as low as $0.48, closing at $0.50 on October 31, 2001.

ASIA

Economies

As global economic growth continues to deteriorate, the prospect of an immediate Asian recovery has receded, with a turnaround in economic activity not anticipated until 2002 at the earliest. Worldwide, equity markets are in the doldrums and consumer sentiment is weak, while manufacturing and IT sectors are combating a protracted slowdown.

Given that most Asian economies are highly leveraged to the US economic cycle, the terrorist action against the US on September 11, 2001 has seen the near-term economic outlook for these countries further weaken. The major negative effect of the attacks is primarily on consumer and business confidence, at a time when sentiment has been poor over the past year.

In the near-term, the attacks have added to downside risks by disrupting US financial markets, air travel and retail activity. Globally, the sharp slowdown in US consumer activity will be felt by a further downturn in trade, international travel and tourism, in addition to increased business costs through higher insurance and transaction expenses. A positive aspect to this economic environment, however, is that global

10 Aberdeen Asia-Pacific Income Fund, Inc.

monetary policy response has been accommodative, with further easings expected until the end of 2001. Easier policy in the US since the beginning of 2001 has already provided some relief, allowing Asian central banks to ease interest rates without placing undue pressure on their currencies.

As Asia represents the center of technological hardware production, the region is also highly exposed to US high-tech investment and demand, both of which have continued to lag. Asian trade activity has also been affected by falling internally generated demand. Liberalization of capital flows and greater currency competitiveness, however, have led to more competitive trade positions, assisting in placing Asia in a more favorable position to endure the global downturn.

Domestic Bond and Currency Markets

Asian domestic bond yields fell over the year ended October 31, 2001, as many Asian central banks eased interest rates in response to the global economic slowdown. After the attacks in the US, Asian domestic yields continued to edge down, as the consensus for deteriorating economic conditions and thus further rate cuts persisted.

The Singapore dollar and Korean Won depreciated against the US dollar over the year, while the Philippine peso and Thai baht remained broadly unchanged. The Malaysian ringgit remained pegged to the US dollar.

Asian Yankee (US$) Bond Market

The yields on US-dollar denominated Asian bonds (Yankees) continued to fall over the year ended October 31, 2001, in line with falling US interest rates. The Fund increased its holdings of Yankees from 15.8% on October 31, 2000, to 18.3% on October 31, 2001.

                                  Aberdeen Asia-Pacific Income Fund, Inc.  11

Summary of Key Market Rates

The following table summarizes the movements of key interest rates and currencies over the last three and twelve month periods:

                               October 31           July 31         October 31
                                  2001                2001             2000

Australia
90 day bank bills                 4.29%               5.06%               6.43%
10 year bonds                     5.23%               6.09%               6.19%
Australian Dollar               $ 0.50              $ 0.51              $ 0.52

New Zealand
90 day bank bills                 4.96%               5.81%               6.65%
10 year bonds                     6.18%               6.69%               6.69%
NZ Dollar                       $ 0.41              $ 0.41              $ 0.39

South Korea
90 day bank bills                 4.53%               5.23%               7.11%
5 year bonds                      6.85%               6.78%                N/A
South Korean Won*           (Won) 1290         (Won)  1298          (Won) 1137

Thailand
90 day bank bills                 2.50%               3.38%               2.50%
10 year bonds                     5.55%               6.30%               5.31%
Thai Baht*                 (Baht) 44.7         (Baht) 45.7         (Baht) 44.0

Philippines
90 day bank bills                 11.07%              9.78%              18.79%
10 year bonds                     17.80%             15.99%              19.27%
Philippines Peso*             (Peso) 52          (Peso) 54           (Peso) 52

Malaysia
90 day bank bills                 2.73%               2.80%               2.93%
10 year bonds                     3.30%               4.17%               5.68%
Malaysian Ringgit*      (Ringgitt) 3.8      (Ringgitt) 3.8      (Ringgitt) 3.8

Singapore
90 day bank bills                 0.60%               2.13%               2.40%
10 year bonds                     4.14%               4.17%               4.33%
Singapore Dollar*         (Sing)$ 1.82        (Sing)$ 1.80        (Sing)$ 1.76

US$ Yankee Bonds**
South Korea                       5.54%               6.40%               8.13%
Thailand                          6.57%               7.19%               8.03%
Philippines                      10.19%              10.15%              12.11%
Hong Kong                         5.34%               6.28%                 N/A

* These currencies are quoted Asian currency per U.S. dollar. The Australian and New Zealand dollars are quoted U.S. dollars per currency.
** Sovereign issues

Aberdeen Asset Managers (C.I.) Limited

December 2001

12 Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments
October 31, 2001

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
LONG-TERM INVESTMENTS--106.5%
AUSTRALIA--63.6%
Government and Semi-Government--45.8%
Commonwealth of Australia--23.4%
A$
              Australia Postal Corporation
   22,000         6.00%,    3/25/09     $    11,432,154
              Commonwealth Bank of Australia
    5,000         6.00%,     8/1/03           2,595,537
    2,800        7.625%,     8/5/03           1,486,526
   12,000         5.25%,    12/1/04           6,181,279
    8,000         6.00%,     9/1/05           4,224,019
   10,000         6.75%,    12/1/07           5,491,313
    4,000         6.25%,    2/10/09           2,074,114
   10,000         6.25%,     9/1/09           5,344,842
              Commonwealth of Australia
   45,000         9.50%,    8/15/03          24,267,494
   40,000         9.00%,    9/15/04          22,723,549
   45,450         7.50%,    7/15/05          25,308,427
   41,000        10.00%,   10/15/07          26,194,736
   67,000         8.75%,    8/15/08          41,081,368
   98,000         7.50%,    9/15/09          57,049,173
   65,000         5.75%,    6/15/11          34,045,214
   40,000         6.50%,    5/15/13          21,743,218
                                        ---------------
                                            291,242,963
                                        ---------------
New South Wales--4.5%
              New South Wales Treasury Corporation
   20,000        12.60%,     5/1/06          13,162,363
   20,000         8.00%,     3/1/08          11,603,586
   55,000         7.00%,    12/1/10          30,687,706
                                        ---------------
                                             55,453,655
                                        ---------------
Queensland--4.3%
              Queensland Treasury Corporation
   20,000         6.50%,    6/14/05          10,709,160
   15,200         6.00%,    7/14/09           7,993,623
   40,000         6.00%,    6/14/11          20,918,290
   10,000         6.00%,   10/14/15           5,193,263
   17,000         6.00%,    6/14/21           8,829,702
                                        ---------------
                                             53,644,038
                                        ---------------
South Australia--3.4%
              South Australian Financing Authority
   20,000        10.00%,    1/15/03          10,765,725
   55,000         7.50%,   10/15/07          31,068,704
                                        ---------------
                                             41,834,429
                                        ---------------
Tasmania--0.5%
A$
              Tasmanian Public Finance Corporation
   10,000         9.00%,   11/15/04     $     5,664,381
                                        ---------------
Victoria--5.8%
              Treasury Corporation of Victoria
   36,000        12.50%,   10/15/03          20,401,734
   10,000         6.00%,   11/15/06           5,276,576
   20,500        10.25%,   11/15/06          12,762,903
   25,000         7.50%,    8/15/08          14,226,437
   40,000         5.50%,    9/15/10          20,172,273
                                        ---------------
                                             72,839,923
                                        ---------------
Western Australia--3.9%
              Western Australia Treasury Corporation
   26,000         8.00%,   10/15/07          15,041,025
   50,000         7.50%,   10/15/09          28,616,052
   10,000         7.00%,    4/15/11           5,563,429
                                        ---------------
                                             49,220,506
                                        ---------------
              Total Australian
              government and
              semi-government
              (cost $688,070,064)           569,899,895
                                        ---------------
Eurobonds--14.8%
Banking and Finance--6.5%
              Bank Austria AG
   11,278       10.875%,   11/17/04           6,638,152
              Commonwealth Bank of Australia
   10,000         9.00%,    8/15/05           5,738,470
              Federal National
              Mortgage Association Global
   52,065        6.375%,    8/15/07          27,795,994
              GE Capital Australia Limited
   23,000         6.25%,    8/15/03          11,951,797
              Jem Bonds Limited
   10,000         9.00%,    7/15/06           5,824,553
              KFW International Finance
    5,513        9.125%,    7/26/05           3,175,342
              Northern Territory Authority
    8,000         6.50%,    7/15/05           4,185,832
    5,000        10.03%,     8/9/05           2,967,720
              Principal Finance Global Fund
   16,650         7.00%,    7/15/05           8,831,782
              Progress Trust
    2,000         6.00%,   10/15/30           1,022,805
              Puma
    5,000         7.47%,    2/21/33           2,616,019
                                        ---------------
                                             80,748,466
                                        ---------------

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 13

October 31, 2001


Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
Semi-Government and Local
Government--6.3%
A$
              New South Wales Treasury Corporation
    7,000        10.50%,    12/7/04     $     4,104,988
   34,000        12.60%,     5/1/06          22,447,761
    7,000         9.25%,    6/20/06           4,049,098
   40,000         8.00%,     3/1/08          23,140,642
              Queensland Treasury Corporation
   20,000        12.00%,    6/15/05          12,561,522
   20,000         8.00%,    9/14/07          11,583,808
                                        ---------------
                                             77,887,819
                                        ---------------
Supranational Global--2.0%
              EFIC
    2,000        11.00%,   12/29/04           1,187,806
              Eurofima
    8,170        9.875%,    1/17/07           5,004,533
   20,000         6.50%,    8/22/11          10,713,526
              European Investment Bank
    5,000         6.00%,    7/15/05           2,627,721
              Kingdom of Sweden
    8,287        7.875%,    4/23/07           4,695,916
              Quebec Province
    1,500         5.75%,    2/15/06             771,820
                                        ---------------
                                             25,001,322
                                        ---------------
              Total Australian
              eurobonds
              (cost $228,389,294)           183,637,607
                                        ---------------
Corporate Bonds--3.0%
Banking and Finance--0.6%
              DSL Bank
   15,000         6.25%,   11/15/06           7,920,794
                                        ---------------
Floating Rate Notes*--0.1%
              Crusade Trust
    1,122        4.613%,    7/10/29             564,161
                                        ---------------
Services--2.3%
              Melbourne Airport
    2,000         6.75%,    6/15/08           1,056,105
              Telstra Corporation
    2,000         7.80%,    7/17/03           1,065,260
    7,000         8.00%,    9/15/04           3,805,609
   30,000        12.00%,    5/15/06          19,003,449
    2,000         8.75%,    1/15/20           1,307,222
              Westpac Banking Corporation
    5,000         7.00%,     8/2/10           2,663,115
                                        ---------------
                                             28,900,760
                                        ---------------
              Total Australian
              corporate bonds
              (cost $47,587,023)        $    37,385,715
                                        ---------------
              Total Australian
              long-term investments
              (cost $964,046,381)           790,923,217
                                        ---------------
JAPAN--1.0%
Government Bonds--1.0%
 JPY
              Inchon Metropolitan City
  500,000         3.70%,    4/26/06           4,348,004
              PTT Exploration & Production
  900,000         3.35%,    9/19/07           7,808,034
                                        ---------------
              Total Japan long-term
              investments
              (cost $12,209,493)             12,156,038
                                        ---------------
KOREA--4.0%
Government Bonds--4.0%
 KRW
              Korea Deposit Insurance Fund Bond
10,000,000        9.90%,   10/23/03           8,419,830
19,000,000        8.72%,    3/12/04          15,731,293
2,000,000        15.00%,     7/3/04           1,890,008
              Korea Treasury Bonds
10,000,000        7.70%,    8/16/03           8,117,738
9,320,000         7.15%,    4/11/06           7,598,291
9,933,000         6.91%,    7/18/11           7,749,894
                                        ---------------
              Total Korea long-term
              investments
              (cost $51,480,659)             49,507,054
                                        ---------------
MALAYSIA--1.3%
Government Bonds--0.8%
 MYR
              Malaysia Government Bonds
    2,000        4.427%,    3/31/03             537,886
   17,300         5.00%,    4/15/05           4,859,985
   11,390        6.844%,    10/1/09           3,727,603
                                        ---------------
              Total Malaysia
              government bonds
              (cost $8,355,799)               9,125,474
                                        ---------------
Corporate Bonds--0.5%
              British American Tobacco Corporation
    9,000         7.10%,    11/2/04           2,609,645
              YTL Corporation Berhad
   13,000         8.50%,    6/29/04           3,846,118
                                        ---------------

14 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

October 31, 2001

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
              Total Malaysia corporate
              bonds
              (cost $6,315,790)         $     6,455,763
                                        ---------------
              Total Malaysia long-term
              investments
              (cost $14,671,589)             15,581,237
                                        ---------------
PHILIPPINES--0.6%
Government Bonds--0.6%
 PHP
              Philippine Government Bond
  372,800        18.00%,   11/26/08
              (cost $9,306,966)               7,385,609
                                        ---------------
SINGAPORE--1.3%
Government Bonds--1.3%
 SGD
              Singapore Government Bonds
    1,200         3.00%,    11/1/02             670,270
    8,640         4.00%,     2/1/05           5,061,465
   16,870        4.625%,     7/1/10          10,391,495
                                        ---------------
              Total Singapore
              government bonds
              (cost $15,434,727)             16,123,230
                                        ---------------
Corporate Bonds--0.0%
              General Motors
              Acceptance
              Corporation
    1,000         3.95%,    4/25/03
              (cost $580,135)                   558,104
                                        ---------------
              Total Singapore
              long-term investments
              (cost $16,014,862)             16,681,334
                                        ---------------
THAILAND--2.2%
Government Bonds--2.0%
 THB
              Eastern Water Resources
  115,000         9.00%,    7/22/04 (a)       2,826,232
              Export-Import Bank of Thailand
   80,000         7.25%,     5/6/04 (a)       1,931,512
              Thailand Government Bonds
   34,400         8.25%,   10/14/03 (a)         846,359
  185,000         6.25%,    6/15/04 (a)       4,459,743
  363,100         8.50%,   10/14/05 (a)       9,576,135
   44,000         8.00%,    12/8/06 (a)       1,147,992
   68,000         5.60%,     7/7/07 (a)       1,598,834
   85,000         8.50%,    12/8/08 (a)       2,299,716
                                        ---------------
              Total Thailand
              government bonds
              (cost $26,497,861)        $    24,686,523
                                        ---------------
Corporate Bonds--0.2%
 THB
              Advance Information Services PLC
   96,000         6.25%,    3/31/03 (a)
              (cost $2,533,260)               2,193,531
                                        ---------------
              Total Thailand long-term
              investments
              (cost $29,031,121)             26,880,054
                                        ---------------
UNITED STATES--32.5%
Government Bonds--6.6%
 USD
              United States Treasury Notes
   79,000        4.625%,    5/15/06
              (cost $82,022,813)             82,629,260
                                        ---------------
Yankee Bonds--25.9%
              ASAT Finance LLC
    3,900        12.50%,    11/1/06           3,042,000
              Bangkok Bank Public Company
   12,500         8.75%,    3/15/07          12,265,625
              Bangkok Sentral Ng
    4,000         8.60%,    6/15/27           2,757,000
              China Development Bank
    4,000         8.25%,    5/15/09           4,586,000
              China Peoples Republic
    3,000         6.80%,    5/23/11           3,251,964
              China Telecom Limited
    4,000        7.875%,    11/2/04           4,388,461
              Cho Hung Bank
    5,500       11.875%,     4/1/05           5,801,125
    1,500       11.875%,     4/1/10           1,560,000
              Citi Pacific Finance
    4,750        7.625%,     6/1/11           4,745,531
              CKWB (Cayman Islands) Limited
   10,300        7.625%,     7/5/11          10,339,998
              Dao Heng Bank Limited
    4,500         7.75%,    1/24/07           4,921,150
              DBS Group Holdings
    5,000        7.125%,    5/15/11           5,239,742
              Embarc Ireland Limited
    5,500         7.70%,    8/18/03 (b)       4,526,530
              Export-Import Bank Korea
    2,000         6.50%,   11/15/06           2,214,020
    6,000         7.10%,    3/15/07           6,461,580
              Flextronics International Limited
    2,500        9.875%,     7/1/10           2,612,500

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 15

October 31, 2001

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
 USD
              GH Water Supply Holdings Limited
    1,900         7.00%,   6/22/08     $      1,648,250
              Globe Telecom Incorporated
    9,000        13.00%,    8/1/09            9,690,750
              Hanvit Bank
    4,000        11.75%,    3/1/10            4,219,000
    3,500        12.75%,    3/1/10            3,762,206
              Hutchison Whampoa International Limited
    6,000         7.00%,   2/16/11            6,146,575
              Hyundai Motor Co. Limited
    2,000         7.33%,  12/12/05            2,019,093
              Industrial Finance Corporation
    1,000        7.375%,   1/14/07            1,052,750
              Korea Development Bank
    8,000        7.125%,   4/22/04            8,532,152
              Korea Electric Power Corporation
    9,000         7.75%,    4/1/13            9,624,240
   12,500         7.00%,    2/1/27           13,233,125
              Kowloon Canton Ry Corporation
   18,000         8.00%,   3/15/10           21,145,500
              Kumgang Korea Chemical Co. Limited
    2,000        7.625%,   6/20/08            2,051,133
              LG Caltex Oil Corporation
    5,000         7.50%,   7/15/07            5,131,584
    3,000         7.75%,   7/25/11            3,176,014
              Malaysia
    5,000         8.75%,    6/1/09            5,629,500
   13,000         7.50%,   7/15/11           13,432,770
              National Power Corporation
    7,000         8.40%,  12/15/16            5,212,984
              Oversea-Chinese Banking Corporation
    9,000         7.75%,    9/6/11            9,486,924
              Petroliam Nasional Berhad
    5,000        8.875%,    8/1/04            5,604,757
   15,000         7.75%,   8/15/15           15,375,000
              Philippine Long Distance Telcom
    1,000         8.35%,    3/6/17              595,100
              Pohang Iron & Steel Corporation
    4,000        7.125%,   11/1/06            4,251,667
              PTT Exploration & Production
    6,500        7.625%,   10/1/06            6,936,875
              Reliance Industries Limited
    7,250        10.25%,   1/15/97            6,156,584
 USD
              Republic of Philippines
    2,500        9.875%,   3/16/10     $      2,419,321
   12,500        9.875%,   1/15/19           10,000,000
    3,500         9.50%,  10/21/24            3,487,168
    7,636       10.625%,   3/16/25            6,624,118
              Republic of South Korea
    5,500         8.75%,   4/15/03            5,938,955
   14,500        8.875%,   4/15/08           17,133,873
              SK Corporation
    3,900         7.50%,   5/31/06            4,112,141
              Telekom Malaysia
    3,000        7.875%,    8/1/25            2,743,500
              Tenaga Nasional Berhad
    7,750        7.625%,    4/1/11            7,569,795
    5,000         7.50%,   11/1/25            3,928,000
   11,000         7.50%,   1/15/96            8,270,900
              Total Access Communication Public
    7,000        8.375%,   11/4/06            6,160,000
                                       ----------------
              Total United States
              yankee bonds
              (cost $303,722,914)           321,215,530
                                       ----------------
              Total United States
              long-term investments
              (cost $385,745,727)           403,844,790
                                       ----------------
              Total long-term
              investments
              (cost $1,482,506,798)       1,322,959,333
                                       ----------------
SHORT-TERM INVESTMENTS--39.8%
Australia--29.9%
Government and Semi-Government--4.4%
Commonwealth of Australia--2.1%
A$
              Australian Capital Territory
   10,000        12.00%,  11/15/01            5,047,245
              Commonwealth Bank of Australia
   10,000         5.50%,    3/1/02            5,053,861
              Commonwealth of Australia
   30,000        12.00%,  11/15/01           15,128,359
                                       ----------------
                                             25,229,465
                                       ----------------
New South Wales--2.3%
              New South Wales Treasury Corporation
   57,000        12.00%,   12/1/01           28,832,076
                                       ----------------

16 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

October 31, 2001

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
              Total Australian
              government and
              semi-government
              (cost $90,922,398)        $    54,061,541
                                        ---------------
Eurobonds--9.8%
Banking and Finance--5.3%
A$
              Banque National de Paris
   14,000         9.00%,    8/13/02           7,298,950
              Federal National Mortgage Association
              Global
   35,000         6.50%,    7/10/02          17,897,119
              GE Capital Australia Limited
   10,000         6.50%,    12/3/01           5,040,000
   15,000         7.00%,   10/15/02           7,745,886
              National Australia Bank Limited
   10,000         6.25%,   10/15/02           5,130,407
              State Bank of New South Wales
   28,000        10.75%,    3/12/02          14,408,823
    6,400         9.00%,    9/17/02           3,352,708
              State Bank of South Australia
   10,000        11.00%,    4/10/02           5,173,997
                                        ---------------
                                             66,047,890
                                        ---------------
Semi-Government and Local Government--3.1%
              New South Wales Treasury Corporation
   25,000         8.00%,    12/1/01          12,613,709
   50,000        12.00%,    12/1/01          25,295,207
                                        ---------------
                                             37,908,916
                                        ---------------
Supranational Global--1.4%
              European Bank of Reconstruction &
              Development
   34,000         9.00%,   10/15/02          17,900,696
                                        ---------------
              Total Australian
              eurobonds
              (cost $179,684,158)           121,857,502
                                        ---------------
Corporate Bonds--0.8%
Asset Backed--0.0%
              FANMAC 22
      920        11.40%,   12/15/01             466,509
              FANMAC 25
      236        10.33%,    6/15/02             122,633
                                        ---------------
                                                589,142
                                        ---------------
Services--0.8%
A$
              Merrill Lynch & Co. Australia
   10,000        7.625%,    3/15/02     $     5,089,535
              Telstra Corporation
    8,000        11.50%,   10/15/02           4,293,004
                                        ---------------
                                              9,382,539
                                        ---------------
              Total Australian
              corporate bonds
              (cost $14,069,192)              9,971,681
                                        ---------------
Demand Deposits--14.9%
              Banque National de Paris Demand Deposit
  197,077         4.50%,    11/1/01          99,178,871
              Dresdner Call Deposit
  172,035         3.00%,    11/1/01          86,576,385
                                        ---------------
              Total Australian demand
              deposits
              (cost $190,902,025)           185,755,256
                                        ---------------
              Total Australian
              short-term investments
              (cost $475,577,773)           371,645,980
                                        ---------------
Korea--3.7%
Government Bonds--3.7%
 KRW
              Korea Development Bank
10,000,000        8.40%,   11/20/01           7,762,742
5,000,000         6.40%,     1/5/02           3,886,057
5,000,000         6.82%,    2/26/02           3,901,511
              Korea Monetary Stabilization Bond
19,040,000        8.97%,     2/8/02          14,931,431
10,000,000        8.99%,    2/14/02           7,847,792
4,409,000         7.75%,    7/19/02           3,493,287
              Korea Treasury Bond
5,000,000         7.10%,    12/9/01           3,884,431
                                        ---------------
              Total Korea short-term
              investments
              (cost $51,149,139)             45,707,251
                                        ---------------
New Zealand--0.4%
Demand Deposits--0.4%
 NZD
              New Zealand Call Deposit
   12,166         4.00%,    11/1/01
              (cost $5,526,796)               5,018,280
                                        ---------------

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 17

October 31, 2001

Principal
Amount
Local
Currency**                                  Value
(000)         Description                   (US$)
-------------------------------------------------------
United States--5.8%
Yankee Bonds--1.8%
 USD
              Cho Hung Bank
    7,500         8.84%,     1/7/02     $     7,462,500
              Embarc Ireland
    6,900         7.01%,    6/28/02 (c)       5,462,812
              Industrial Bank of Korea
    4,000        8.375%,    9/30/02           4,168,082
              Total Access Communication Public
    4,500        7.625%,    11/4/01           4,455,000
                                        ---------------
              Total United States
              yankee bonds
              (cost $21,729,572)             21,548,394
                                        ---------------
Repurchase Agreement--4.0%
 USD
   49,594     State Street Bank &
              Trust Company, 2.48% due
              11/1/01 in the amount of
              $49,597,416 (cost
              $49,594,000;
              collateralized by United
              States Treasury Bond
              8.875% due 8/15/17;
              value including accrued
              interest- $50,595,278)    $    49,594,000
                                        ---------------
              Total United States
              short-term investments
              (cost $71,323,572)             71,142,394
                                        ---------------
              Total short-term
              investments
              (cost $603,577,280)           493,513,905
                                        ---------------
-------------------------------------------------------------------------------------------
Total Investments--146.3% (cost $2,086,084,078)                               1,816,473,238
Other assets in excess of liabilities--2.0%                                      25,368,059
Liquidation value of preferred stock--(48.3%)                                  (600,000,000)
-------------------------------------------------------------------------------------------
Net Assets Applicable to Common Shareholders--100%                          $ 1,241,841,297
-------------------------------------------------------------------------------------------
Net asset value per common share ($1,241,841,297 / 266,781,600 shares of
common stock issued and outstanding)                                                  $4.65
-------------------------------------------------------------------------------------------

------------------------------
 * The interest rate reflected for floating rate notes is the rate in effect at October 31, 2001.
** Portfolio securities are listed in currency in which they are traded. A$--Australian dollar
JPY--Japanese Yen
KRW--South Korean Won
MYR--Malaysian Ringgit
NZD--New Zealand dollar
PHP--Philippine peso
SGD--Singapore dollar
THB--Thailand Baht
USD--United States dollar
(a) Securities pledged as collateral.
(b) Value of security is linked to the value of Government of Korea 7.70%, 8/16/03 and the movement of the South Korean Won.
(c) Value of security is linked to the value of Korea Development Bank 7.01%, 6/26/02 and the movement of the South Korean Won.

18 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

Statement of Assets and Liabilities
October 31, 2001

Assets
Investments, at value (cost $2,086,084,078)..............   $ 1,816,473,238
Foreign currency, at value (cost $9,056,207).............         9,910,620
Cash.....................................................           295,618
Interest receivable......................................        32,087,918
Unrealized appreciation on interest rate and currency
  swaps..................................................           910,310
Other assets.............................................           421,891
Unrealized appreciation on forward currency contracts....           256,655
                                                            ---------------
    Total assets.........................................     1,860,356,250
                                                            ---------------
Liabilities
Dividends and distributions payable-common stock.........        12,005,172
Payable for investments purchased........................         1,780,465
Withholding taxes payable................................         1,502,782
Accrued expenses and other liabilities...................         1,392,964
Dividends payable-preferred stock........................           858,317
Investment management fee payable........................           787,081
Administration fee payable...............................           154,281
Unrealized depreciation on forward currency contracts....            33,891
                                                            ---------------
    Total liabilities....................................        18,514,953
                                                            ---------------
Total Net Assets.........................................   $ 1,841,841,297
                                                            ---------------
                                                            ---------------
Total net assets were composed of:
  Common stock:
    Par value ($.01 per share, applicable to 266,781,600
      shares)............................................   $     2,667,816
    Paid-in capital in excess of par.....................     1,897,699,485
  Preferred stock ($.01 par value per share and $25,000
    liquidation value per share applicable to 24,000
    shares; Note 4)......................................       600,000,000
                                                            ---------------
                                                              2,500,367,301
  Distributions in excess of net investment income.......       (14,366,271)
  Accumulated net realized loss on investments...........        (1,256,709)
  Net unrealized appreciation on investments.............        17,359,333
  Accumulated net realized and unrealized foreign
    exchange losses......................................      (660,262,357)
                                                            ---------------
  Total net assets.......................................   $ 1,841,841,297
                                                            ---------------
                                                            ---------------
  Net assets applicable to common shareholders...........   $ 1,241,841,297
                                                            ---------------
                                                            ---------------
Net asset value per common share: ($1,241,841,297 /
  266,781,600 shares of common stock issued and
  outstanding)...........................................             $4.65
                                                            ---------------
                                                            ---------------

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 19

Statement of Operations
Year Ended October 31, 2001

Net Investment Income
Income
  Interest (net of foreign withholding taxes of
    $6,646,088)......................................     $  159,437,344
                                                        ------------------
Expenses
  Investment management fee..........................         10,220,699
  Custodian's fees and expenses......................          2,350,000
  Administration fee.................................          2,304,331
  Auction agent's fees and broker commissions........          1,670,000
  Reports to shareholders............................            810,000
  Directors' fees and expenses.......................            611,000
  Transfer agent's fees and expenses.................            600,000
  Legal fees and expenses............................            450,000
  Insurance expense..................................            226,000
  Independent accountant's fees and expenses.........            178,000
  Investor relations fees and expenses...............            140,000
  Miscellaneous......................................             65,018
                                                        ------------------
  Total operating expenses...........................         19,625,048
                                                        ------------------
Net investment income................................        139,812,296
                                                        ------------------
Realized and Unrealized Gains (Losses) on Investments
and Foreign Currencies
Net realized gain on:
  Investment transactions............................          3,740,038
                                                        ------------------
Net change in unrealized appreciation (depreciation)
  on:
  Investments........................................         66,981,548
  Interest rate and currency swaps...................          1,436,707
                                                        ------------------
                                                              68,418,255
                                                        ------------------
Net gain on investments..............................         72,158,293
                                                        ------------------
Net increase in total net assets from operations
  before net foreign exchange losses.................        211,970,589
Net realized and unrealized foreign exchange
  losses.............................................        (73,152,895)
                                                        ------------------
Net Increase In Total Net Assets Resulting From
Operations...........................................     $  138,817,694
                                                        ------------------
                                                        ------------------

20 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

Statement of Cash Flows
Year Ended October 31, 2001

Increase (Decrease) in Cash (Including Foreign
Currency)
Cash flows used for operating activities
  Interest received (net of foreign withholding
    taxes)...........................................    $    164,438,302
  Expenses paid......................................         (19,997,135)
  Purchases of short-term portfolio investments,
    net..............................................          (4,306,775)
  Purchases of long-term portfolio investments.......        (770,159,197)
  Proceeds from sales of long-term portfolio
    investments......................................         940,610,773
  Other..............................................            (155,381)
                                                        ------------------
    Net cash provided from operating activities......         310,430,587
                                                        ------------------
Cash flows provided from financing activities
  Dividends and distributions paid to preferred
    shareholders.....................................         (30,424,686)
  Dividends and distributions paid to common
    shareholders.....................................        (144,274,866)
  Cost of Fund shares reacquired in repurchase
    program..........................................          (2,412,750)
                                                        ------------------
    Net cash used for financing activities...........        (177,112,302)
                                                        ------------------
Effect of changes in exchange rate...................        (138,446,373)
                                                        ------------------
Net decrease in cash.................................          (5,128,088)
  Cash at beginning of year..........................          15,334,326
                                                        ------------------
  Cash at end of year................................    $     10,206,238
                                                        ------------------
                                                        ------------------
Reconciliation of Net Increase in Total Net Assets
from Operations to Net Cash (Including Foreign
Currency) Provided From Operating Activities
Net increase in total net assets resulting from
  operations.........................................    $    138,817,694
                                                        ------------------
  Decrease in investments............................         143,220,090
  Net realized gain on investment transactions.......          (3,740,038)
  Increase in unrealized appreciation on forward
  currency contracts.................................            (565,610)
  Net change in unrealized appreciation on
    investments......................................         (68,418,255)
  Net realized and unrealized foreign exchange
    losses...........................................          73,152,895
  Decrease in interest receivable....................           5,675,489
  Net increase in other assets.......................            (155,381)
  Increase in payable for investments purchased......          (1,433,004)
  Decrease in receivable for investments sold........          24,923,325
  Decrease in accrued expenses and other
    liabilities......................................          (1,046,618)
                                                        ------------------
    Total adjustments................................         171,612,893
                                                        ------------------
Net cash provided from operating activities..........    $    310,430,587
                                                        ------------------
                                                        ------------------

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 21

Statement of Changes in Net Assets

                                             Year Ended October 31,
                                    ----------------------------------------
                                           2001                  2000
                                    ------------------    ------------------
Increase (Decrease) in Net Assets
Operations
  Net investment income..........    $    139,812,296      $    161,018,972
  Net realized gains on
    investment transactions......           3,740,038             3,392,579
  Net change in unrealized
    appreciation (depreciation)
    on investments...............          68,418,255           (82,969,078)
                                    ------------------    ------------------
  Net increase in total net
    assets resulting from
    operations before net foreign
    exchange losses..............         211,970,589            81,442,473
  Net realized and unrealized
    foreign exchange losses......         (73,152,895)         (262,673,773)
                                    ------------------    ------------------
Net increase/decrease in total
  net assets resulting from
  operations.....................         138,817,694          (181,231,300)
                                    ------------------    ------------------
Dividends from net investment
  income
  Common shares..................         (58,797,328)         (103,990,974)
  Preferred shares...............         (29,663,738)          (35,131,943)
                                    ------------------    ------------------
                                          (88,461,066)         (139,122,917)
                                    ------------------    ------------------
Tax return of capital
  distribution...................         (85,450,731)          (56,431,030)
                                    ------------------    ------------------
Distributions from net realized
  capital gains
  Common shares..................                  --                    --
  Preferred shares...............                  --            (1,231,344)
                                    ------------------    ------------------
                                                   --            (1,231,344)
                                    ------------------    ------------------
Cost of Fund shares reacquired in
  repurchase program (595,700 and
  0 shares, respectively)........          (2,412,750)                   --
                                    ------------------    ------------------
Total decrease...................         (37,506,853)         (378,016,591)
Total Net Assets
Beginning of period..............       1,879,348,150         2,257,364,741
                                    ------------------    ------------------
End of period....................    $  1,841,841,297      $  1,879,348,150
                                    ------------------    ------------------
                                    ------------------    ------------------

22 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc. (formerly known as the First Australia Prime Income Fund, Inc.) (the 'Fund') was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund's investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund will seek to achieve its investment objective through investment in Asian debt securities and Australian debt securities. There can be no assurance that the Fund will achieve its objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:
The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America, using the United States dollar as both the functional and reporting currency.

Security Valuation:
Investments are stated at value. Investments for which market quotations are readily available are valued based on prices provided by a pricing service or the lower of the quotations from two leading brokers in the relevant debt securities market, in the event that a price cannot be obtained by the pricing service. Securities for which market quotations are not readily available are valued at fair value using methods determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreements:
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines

                                      Aberdeen Asia-Pacific Income Fund, Inc. 23
or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:
Australian dollar ('A$'), New Zealand dollar ('NZD') and Asian currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the exchange rates at the end of the reporting periods;

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at October 31, 2001. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting periods.

Net realized and unrealized foreign exchange losses include realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange losses shown in the composition of net assets at October 31, 2001 represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The exchange rate at October 31, 2001 was US$.50 to A$1.00 for the Australian dollar.

Securities Transactions and Investment Income:
Securities transactions are recorded on the trade date. Realized and unrealized gains

24 Aberdeen Asia-Pacific Income Fund, Inc.

and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts on short-term securities are accreted over the life of the security. Original issue discount is accreted over the life of the security based upon the effective yield. Market discounts on long-term securities are recognized upon disposition. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results could differ from those estimates.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for the fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize market discount and premiums on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund estimates that the initial adjustment required upon adoption of market discount and premium amortization will decrease the recorded cost of its investments (but not their market value) by approximately $53,371,000. Additionally, had this principle been in effect during the year ended October 31, 2001, the Fund estimates that net investment income would have increased by approximately $0.05 per share (1.0% of net assets), and realized and unrealized gain per share would have decreased by the same amount. Because the Fund determines its required distributions under Federal income tax laws, adoption of this principle will not affect the amount or composition of distributions paid to shareholders.

Forward Currency Contracts:
A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on

                                      Aberdeen Asia-Pacific Income Fund, Inc. 25
foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:
A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund when the contract expires or is closed, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Interest Rate and Currency Swap:
An interest rate and currency swap is an agreement between two parties which involves exchanging principal and fixed rate interest payments in one currency for principal and fixed rate interest payments in another currency for a specified period of time. Interest rate and currency swaps involve the accrual and exchange of interest payments between the parties.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

26 Aberdeen Asia-Pacific Income Fund, Inc.

The Fund is exposed to credit loss in the event of non-performance by the other party to the currency rate swap. However, the Fund does not anticipate non-performance by any counterparty.

Dividends and Distributions:
It is the Fund's current policy to pay dividends from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in Note 4.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount.

Taxes:
For federal income and excise tax purposes, the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars or transactions in New Zealand dollars or Asian country currencies are recognized for tax purposes.

No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The chart below summarizes the withholding tax rates in effect on interest income at the period end.

                                            Withholding
                         Country              Tax Rate
                   -------------------------------------
                   Australia                     10%
                   Japan                         10
                   Korea                         12
                   Malaysia                      30
                   New Zealand                   10

                                      Aberdeen Asia-Pacific Income Fund, Inc. 27

                                            Withholding
                         Country              Tax Rate
                   -------------------------------------
                   Philippines                   15%
                   Singapore                     30
                   Thailand                      10


Cash Flow Information:
The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Reclassification of Capital Accounts:
The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. To reflect reclassifications arising from permanent book/tax differences for the fiscal year ended October 31, 2001, the Fund decreased distributions in excess of net investment income by $35,561,787, decreased accumulated net realized gains on investments by $4,152,007, decreased accumulated net realized and unrealized foreign exchange losses by $54,040,951 and decreased paid-in capital in excess of par by $85,450,731. Net realized gains and net assets were not affected by this change.

Note 2. Agreements

Aberdeen Asset Managers (C.I.) Limited (formerly known as EquitiLink International Management Limited) (the 'Investment Manager') serves as investment manager to the Fund and Aberdeen Asset Management Limited (formerly known as EquitiLink Australia Limited) (the 'Investment Adviser') serves as investment adviser to the Fund pursuant to a management agreement and an advisory agreement, respectively, each dated December 22, 2000. The Investment Manager and the Investment Adviser are wholly owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

28 Aberdeen Asia-Pacific Income Fund, Inc.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly total net assets of common and preferred shareholders up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1,750 million and 0.45% of such assets in excess of $1,750 million.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $4,398,088 to the Investment Adviser during the year ended October 31, 2001.

Prudential Investments LLC (formerly known as Prudential Investments Fund Management LLC) (the 'Administrator') serves as administrator to the Fund pursuant to an agreement dated December 9, 1988. The administration agreement provides the Administrator with a fee at the annual rate of 0.15% of the Fund's average weekly total net assets of common and preferred shareholders up to $900 million, 0.10% of such assets between $900 million and $1,750 million and 0.07% of such assets in excess of $1,750 million. During the year, the Administrator remitted $240,000 to the Investment Manager for certain compliance related administrative services provided.

Under terms of an Investor Relations Services Agreement, EquitiLink USA, Inc. (doing business under the name Aberdeen Asset Management ('Aberdeen')), a wholly owned subsidiary of the Investment Manager, serves as the Fund's investor relations services provider. This agreement provides Aberdeen with a monthly retainer fee of $10,000 plus out-of-pocket expenses. During the year ended October 31, 2001, the Fund incurred fees of approximately $120,000 for the services of Aberdeen. As of October 31, 2001, $10,000 of this amount was due to Aberdeen. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2001 aggregated $772,757,360 and $919,735,488, respectively.

The Fund entered into two interest rate and foreign currency swaps on February 16, 1999. Under the terms of the first swap, the Fund receives interest at a rate of 11.50% based on a notional amount of KRW5,124,367,250 and pays interest at a rate of 3.70% based on a notional amount of JPY500,000,000. Under the terms of

                                      Aberdeen Asia-Pacific Income Fund, Inc. 29
the second swap, the Fund receives interest at a rate of 13.05% based on a notional amount of THB290,920,192 and pays interest at a rate of 3.35% based on a notional amount of JPY900,000,000. Net receipts or payments of such amounts are exchanged semi-annually. At October 31, 2001 the unrealized appreciation on currency swaps was $1,230,392. The swaps are scheduled to terminate on April 26, 2006.

The Fund entered into an interest rate swap agreement on September 1, 2000. Under the terms of the agreement, the Fund receives a floating rate of interest based on a notional value of SGD 4,000,000 and pays interest at a fixed rate of 4.835% based on a notional value of SGD 4,000,000. Net receipts of payments of such amounts are exchanged semi-annually. At October 31, 2001 the unrealized depreciation on this interest rate swap was $320,082. The swap is scheduled to terminate on September 6, 2010.

Net interest income of $912,607 on interest rate and currency swaps during the period is included in interest income in the Statement of Operations.

At October 31, 2001 the Fund had outstanding forward currency contracts to buy and sell foreign currency as follows:

                                Value at
     Foreign Currency          Settlement        Current
       Sale Contract         Date Receivable      Value       Appreciation
---------------------------  ---------------   -----------   --------------
Australian Dollar
  settlement date 11/1/01      $ 7,582,875     $ 7,548,750      $ 34,125
Thailand Baht
  settlement date 12/17/01       7,100,000       7,083,799        16,201
                             ---------------   -----------   --------------
                               $14,682,875     $14,632,549      $ 50,326
                             ---------------   -----------   --------------
                             ---------------   -----------   --------------

                                Value at
     Foreign Currency          Settlement        Current      Appreciation
     Purchase Contract        Date Payable        Value      (Depreciation)
---------------------------  ---------------   -----------   --------------
Indian Rupee
  settlement date 2/4/02       $ 6,600,000     $ 6,734,746      $134,746
Philippine Peso
  settlement date 12/24/01      10,136,000      10,104,130       (31,870)
South Korean Won
  settlement date 1/30/02        3,700,000       3,728,660        28,660
Taiwan Dollar
  settlement date 1/24/02        6,581,000       6,621,381        40,381
Thailand Baht
  settlement date 11/26/01         836,000         833,979        (2,021)
  settlement date 12/17/01       7,100,000       7,100,395           395

30 Aberdeen Asia-Pacific Income Fund, Inc.

                                Value at
     Foreign Currency          Settlement        Current      Appreciation
     Purchase Contract        Date Payable        Value      (Depreciation)
---------------------------  ---------------   -----------   --------------
Yuan Renminbi
  settlement date 1/24/02        6,581,000       6,583,147         2,147
                             ---------------   -----------   --------------
                               $41,534,000     $41,706,438      $172,438
                             ---------------   -----------   --------------
                             ---------------   -----------   --------------

The United States federal income tax basis of the Fund's investments at October 31, 2001 was $1,801,280,426 and accordingly, net unrealized appreciation for United States federal income tax purposes was $15,192,812 (gross unrealized appreciation--$47,117,106; gross unrealized depreciation--$31,924,294).

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2000 of approximately $191,000 of which $191,000 was utilized to offset the Fund's net taxable gains realized in the year ended October 31, 2001.

Note 4. Capital

There are 400 million shares of common stock authorized. At October 31, 2001, there were 266,781,600 common shares issued and outstanding.

The Preferred Stock shareholders have rights as determined by the Board of Directors. The 24,000 shares of Auction Market Preferred Stock ('Preferred Stock') outstanding consist of nine series as follows: Series A--3,000 shares, Series B--3,000 shares, Series C--2,000 shares, Series D--4,000 shares, Series E--2,000 shares, Series F--2,000 shares, Series G--3,000 shares, Series H--2,500 shares and Series I--2,500 shares.

Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and are typically reset every 28 days for Series A through D and every seven days for Series E through I based on the results of an auction. Dividend rates ranged from 6.8% to 2.6% during the year ended October 31, 2001. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at liquidation value plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at liquidation value plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

                                      Aberdeen Asia-Pacific Income Fund, Inc. 31

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 10%. Through October 31, 2001, there had been 595,700 shares repurchased and cancelled under this program.

Note 5. Dividends And Distributions

On November 12, 2001, the Board of Directors declared a monthly distribution of
4.5 cents per share payable on December 14, 2001 to all shareholders of record as of November 30, 2001 (ex-dividend date of November 28, 2001).

On December 11, 2001, the Board of Directors declared a monthly distribution of
4.5 cents per share payable on January 11, 2002 to all shareholders of record as of December 31, 2001 (ex-dividend date of December 27, 2001). The Fund also announced that the Board intends to reduce the monthly distribution from 4.5 cents per share to 3.5 cents per share, beginning with the distribution payable on February 8, 2002 to all shareholders of record as of January 31, 2002 (ex-dividend date January 29, 2002).

Subsequent to October 31, 2001, dividends and distributions declared and paid on Preferred Stock totaled approximately $2,173,635 for the nine outstanding preferred share series in the aggregate through December 21, 2001.

32 Aberdeen Asia-Pacific Income Fund, Inc.

                       This page intentionally left blank

Financial Highlights

                                                                  Year Ended
                                                               October 31, 2001
                                                              ------------------
PER SHARE OPERATING PERFORMANCE*:
Net asset value per common share, beginning of period......       $     4.78
                                                                    --------
Net investment income......................................              .53
Net realized and unrealized gain (loss) on investments and
  foreign currencies.......................................             (.01)
                                                                    --------
 Total from investment operations..........................              .52
                                                                    --------
Dividends from net investment income to preferred
  shareholders.............................................             (.11)
Dividends from net investment income to common
  shareholders.............................................             (.22)
Tax return of capital distribution.........................             (.32)
Distributions from net capital and currency gains to
  preferred shareholders...................................               --
Distributions from net capital and currency gains to common
  shareholders.............................................               --
                                                                    --------
 Total dividends and distributions.........................             (.65)
                                                                    --------
Capital reduction with respect to issuance of shares.......               --
Increase resulting from Fund share repurchase..............               --(Pound)(Pound)
                                                                    --------
Net asset value per common share, end of period............       $     4.65
                                                                    --------
                                                                    --------
Market price per common share, end of period...............       $     4.02
                                                                    --------
                                                                    --------
TOTAL INVESTMENT RETURN BASED ON(D):
Market value...............................................            18.74%
Net asset value............................................            10.91%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS/SUPPLEMENTAL DATA(Pound):
ExpensesDD.................................................             1.51%
Net investment income available to common shareholders.....             8.48%
Portfolio turnover rate....................................               47%
Net assets of common shareholders, end of period (000
  omitted).................................................       $1,241,841
Average net assets of common shareholders (000 omitted)....       $1,299,044
Senior securities (preferred stock) outstanding (000
  omitted).................................................       $  600,000
Asset coverage of preferred stock at period-end............              308%

------------------------------
       * Calculated based upon average shares outstanding during the period.

     (D) Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the
         Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

  (D)(D) Includes expenses of both preferred and common stock.

 (Pound) Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Expense ratios relative to the average net assets of common and preferred shareholders are 1.03%, .98%, .95%, .95% and .94%, respectively. Ratios to average net assets of net investment income before preferred stock dividends are 10.76%,
         10.52%, 9.79%, 10.72% and 9.17%, respectively. Ratios to average net assets of preferred stock dividends are 2.28%, 2.30%, 1.45%, 2.21% and 1.78%, respectively.

(Pound)(Pound)
         Less than $0.005 per share.


34 Aberdeen Asia-Pacific Income Fund, Inc.    See Notes to Financial Statements.

                  Year Ended October 31,
-----------------------------------------------------------
   2000            1999            1998            1997
-----------     -----------     -----------     -----------

$      6.20     $      7.33     $      8.85     $      9.93
-----------     -----------     -----------     -----------
        .60             .67             .82             .87
      (1.28)           (.35)          (1.45)           (.96)
-----------     -----------     -----------     -----------
       (.68)            .32            (.63)           (.09)
-----------     -----------     -----------     -----------
       (.13)           (.10)           (.17)           (.17)
       (.39)           (.63)           (.51)           (.82)
       (.21)             --              --              --
       (.01)           (.02)             --              --
         --            (.09)           (.21)             --
-----------     -----------     -----------     -----------
       (.74)           (.84)           (.89)           (.99)
-----------     -----------     -----------     -----------
         --            (.61)             --              --
         --              --              --              --
-----------     -----------     -----------     -----------
$      4.78     $      6.20     $      7.33     $      8.85
-----------     -----------     -----------     -----------
-----------     -----------     -----------     -----------
$      3.86     $      6.00     $     5.625     $     8.125
-----------     -----------     -----------     -----------
-----------     -----------     -----------     -----------
     (26.73)%         20.96%         (23.19)%         (0.42)%
     (12.19)%         (5.15)%         (8.10)%         (2.37)%
       1.36%           1.26%           1.47%           1.25%
       8.22%           8.34%           8.51%           7.39%
         64%             89%             61%             85%
$ 1,279,346     $ 1,657,365     $ 1,428,142     $ 1,723,025
$ 1,530,638     $ 1,775,894     $ 1,485,690     $ 1,848,378
$   600,000     $   600,000     $   600,000     $   600,000
        316%            376%            338%            387%


 NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets of common shareholders and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.

See Notes to Financial Statements.    Aberdeen Asia-Pacific Income Fund, Inc. 35

Report of Independent Accountants

To the Shareholders and Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Asia-Pacific Income Fund, Inc. (the 'Fund,' formerly known as The First Australia Prime Income Fund, Inc.) at October 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 21, 2001

36 Aberdeen Asia-Pacific Income Fund, Inc.

Federal Tax Information

As required by Internal Revenue Code regulations, we are to advise you within 60 days of the Fund's fiscal year end (October 31, 2001) as to the tax status of dividends, distributions and foreign tax credits paid by the Fund during the fiscal year. During fiscal year 2001, the Fund paid dividends and distributions to common shareholders of $.22 and $.32 of net investment income and return of capital, respectively. During fiscal year 2001, the Fund paid amounts for dividends and distributions to preferred shareholders from net investment income and capital gains as shown in the table below. These dividends do not qualify for the 70% dividends received deduction for corporations.

The Fund has elected to give the benefit of foreign tax credits to its shareholders in the amount designated below on a per share basis. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. The following table allocates the dividends and distributions paid by their sources:

                                                                    Net
                                                                 Dividends
                                                   Foreign          and
                                        Gross       Taxes      Distributions
Common Shares                          Amount        Paid          Paid
-----------------------------------   ---------    --------    -------------
Distributions:
  Foreign Source                      $   .4437     $.0360       $   .4077
  United States                           .1323         --           .1323
                                      ---------    --------    -------------
                                      $   .5760     $.0360       $   .5400
                                      ---------    --------    -------------
                                      ---------    --------    -------------
Preferred Shares
----------------------------------------------------------------------------
Series A:
Ordinary Income:
  Foreign Source                      $1,049.33     $57.36       $  991.97
  United States                          295.65                     295.65
                                      ---------    --------    -------------
                                      $1,344.98     $57.36       $1,287.62
                                      ---------    --------    -------------
                                      ---------    --------    -------------
Series B:
Ordinary Income:
  Foreign Source                      $1,022.67     $55.90       $  966.77
  United States                          288.14                     288.14
                                      ---------    --------    -------------
                                      $1,310.81     $55.90       $1,254.91
                                      ---------    --------    -------------
                                      ---------    --------    -------------

                                      Aberdeen Asia-Pacific Income Fund, Inc. 37

                                                                    Net
                                                                 Dividends
                                                   Foreign          and
                                        Gross       Taxes      Distributions
Common Shares                          Amount        Paid          Paid
-----------------------------------   ---------    --------    -------------
Series C:
Ordinary Income:
  Foreign Source                      $1,015.41     $55.51       $  959.91
  United States                          286.09                     286.09
                                      ---------    --------    -------------
                                      $1,301.51     $55.51       $1,246.00
                                      ---------    --------    -------------
                                      ---------    --------    -------------
Series D:
Ordinary Income:
  Foreign Source                      $1,120.91     $61.27       $1,059.63
  United States                          315.82                     315.82
                                      ---------    --------    -------------
                                      $1,436.72     $61.27       $1,375.45
                                      ---------    --------    -------------
                                      ---------    --------    -------------
Series E:
Ordinary Income:
  Foreign Source                      $1,002.85     $54.82       $  948.03
  United States                          282.56                     282.56
                                      ---------    --------    -------------
                                      $1,285.41     $54.82       $1,230.59
                                      ---------    --------    -------------
                                      ---------    --------    -------------
Series F:
Ordinary Income:
  Foreign Source                      $1,007.88     $55.09       $  952.79
  United States                          283.97                     283.97
                                      ---------    --------    -------------
                                      $1,291.85     $55.09       $1,236.76
                                      ---------    --------    -------------
                                      ---------    --------    -------------
Series G:
Ordinary Income:
  Foreign Source                      $  992.81     $54.27       $  938.54
  United States                          279.72                     279.72
                                      ---------    --------    -------------
                                      $1,272.53     $54.27       $1,218.26
                                      ---------    --------    -------------
                                      ---------    --------    -------------
Series H:
Ordinary Income:
  Foreign Source                      $1,014.93     $55.48       $  959.45
  United States                          285.96                     285.96
                                      ---------    --------    -------------
                                      $1,300.89     $55.48       $1,245.41
                                      ---------    --------    -------------
                                      ---------    --------    -------------
Series I:
Ordinary Income:
  Foreign Source                      $1,010.62     $55.24       $  955.38
  United States                          284.74                     284.74
                                      ---------    --------    -------------
                                      $1,295.36     $55.24       $1,240.12
                                      ---------    --------    -------------
                                      ---------    --------    -------------

38 Aberdeen Asia-Pacific Income Fund, Inc.

Although the Fund has made the election required to make this foreign tax credit or deduction available to you, the amount of allowable tax credit is subject to
Section 904 of the Internal Revenue Code. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

In January 2002 shareholders will receive Form 1099-DIV, or substitute 1099-DIV, which will reflect the amount of dividends and distributions and foreign taxes to be used by calendar year taxpayers on their 2001 federal income tax returns.

                                      Aberdeen Asia-Pacific Income Fund, Inc. 39

Other Information (unaudited)

Dividend Reinvestment and Cash Purchase Plan.--Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'). Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

State Street Bank & Trust Co. (the 'Plan Agent') serves as agent for the shareholders in administering the Plan. Dividends and capital gains distributions payable to Plan participants will be promptly invested. If the Fund declares an income dividend or capital gains distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that dividend or distribution in newly issued shares on identical terms and conditions.

In every other case Plan participants will receive shares on the following basis: If the market price of the Fund's common stock plus any brokerage commission is equal to or exceeds net asset value, Plan participants will receive newly issued shares valued at the greater of net asset value or 95% of current market price. If, on the other hand, the net asset value plus any brokerage commission exceeds the market price, the Plan Agent will buy shares in the open market. If the market price plus any applicable brokerage commission exceeds net asset value before the Plan Agent has completed its purchases, the Fund will issue new shares to complete the program. All reinvestments are in full and fractional shares carried to three decimal places.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends and distributions.

40 Aberdeen Asia-Pacific Income Fund, Inc.

The Plan also allows participants to make optional cash investments of at least $100 in Fund shares as frequently as monthly through the Plan Agent on the open market. Participants must pay a service fee of $0.75 for each investment and a pro rata share of the brokerage commissions.

The Fund reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written or telephone notice to shareholders of the Fund.

Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares. In the alternative, by giving proper notice to the Plan Agent, participants may receive cash in lieu of shares in an amount which is reduced by brokerage commissions in connection with the sale of shares and a $2.50 service fee.

All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.

                                      Aberdeen Asia-Pacific Income Fund, Inc. 41

                       This page intentionally left blank

Directors                         Officers

Martin J. Gilbert, Chairman       Hugh Young, President
Anthony E. Aaronson               Christian Pittard, Treasurer and
David L. Elsum                      Assistant Secretary
Beverley Hendry                   Roy M. Randall, Secretary
Howard A. Knight                  Michael Karagianis, Assistant
P. Gerald Malone                    Vice President
Neville J. Miles                  Beverley Hendry, Assistant Treasurer
Peter J. O'Connell                Timothy Sullivan, Assistant Treasurer
William J. Potter                 Simon Bignell, Assistant Treasurer
Peter D. Sacks                    Jack R. Benintende, Assistant Treasurer
Anton E. Schrafl                  Allan S. Mostoff, Assistant Secretary
John T. Sheehy                    Margaret A. Bancroft, Assistant Secretary
Brian M. Sherman                  Sander M. Bieber, Assistant Secretary


This report, including the financial statements herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Aberdeen Asia-Pacific Income Fund, Inc.

Corporate Information

Investment Manager                Aberdeen Asset Managers (C.I.) Limited
                                  P.O. Box 578, 17 Bond Street
                                  St. Helier, Jersey, JE45XB Channel Islands

Investment Advisor                Aberdeen Asset Management Limited
                                  Level 6, 201 Kent Street
                                  Sydney, NSW 2000, Australia

Administrator                     Prudential Investments LLC
                                  Gateway Center 3
                                  100 Mulberry Street
                                  Newark, NJ 07102-4077

Custodian & Transfer Agent        State Street Bank and Trust Company
                                  One Heritage Drive
                                  North Quincy, MA 02171

Auction Agent                     Deutsche Bank
                                  Four Albany Street
                                  New York, NY 10006

Independent Accountants           PricewaterhouseCoopers LLP
                                  1177 Avenue of the Americas
                                  New York, NY 10036

Legal Counsel                     Dechert
                                  1775 Eye Street N.W.
                                  Washington, DC 20006

                                  Stikeman Elliott
                                  Level 40, Chifley Tower
                                  Two Chifley Square
                                  Sydney, NSW 2000, Australia

Investor Relations                Aberdeen Asset Management
                                  45 Broadway, 31st Floor
                                  New York, NY 10006
                                  (800) 522-5465 or (212) 968-8800
                                  or e-mail us at:
                                  InvestorRelations@aberdeen-asset.com


                                 (Icon)
                                ABERDEEN
                             ASSET MANAGERS

                    Aberdeen Asset Managers (C.I.) Limited

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the American Stock Exchange and on the Pacific Stock Exchange under the symbol "FAX". Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

003009107